NICHOLAS II, INC.
                                                February 22, 1997

Report to Fellow Shareholders:

      It is a pleasure to report that Nicholas II had a good calendar year in 1996. Total return to shareholders was 19.38% with distributions reinvested. While Nicholas II's total return fell below the return of the larger market capitalization index, the S&P 500, it did exceed the smaller market capitalization index represented by the Russell 2000. Nicholas II tends to own stocks in both categories. As is our custom, we are fully invested with 3.3% in cash.

      Long-term performance of the Fund is shown below for time periods ended December 31, 1996.


                                                 AVERAGE ANNUAL TOTAL RETURN*
                                               ________________________________
                                                1 YEAR     5 YEARS    10 YEARS
                                                _______   _________   ________
Nicholas II  (Distributions Reinvested)         +19.38%    +12.53%     +13.39%
Standard & Poor's 500 (Income Reinvested)       +22.95%    +15.20%     +15.28%
Russell 2000  (Includes Income)                 +16.49%    +15.64%     +12.41%
Consumer Price Index                             +3.31%     +2.84%      +3.68%
Ending value of $10,000 invested in
 Nicholas II (Distributions Reivested)          $11,938    $18,044     $35,130



     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.


       In addition to our constant emphasis on investment performance, management wants shareholders to know that our staff is dedicated to working efficiently in a cost-conscious manner. This effort is an important part of achieving good investment results. As most of you know, we are a PURE no-load mutual fund with no front or back-end sales charges and no 12b-1 fees. Total annual operating expenses (which include management fees) for Nicholas II amounts to about .62% of assets compared to approximately 1.40% for the average domestic stock fund. We are very pleased and proud of the accomplishments of this aspect of our operations.

      Management hopes to build on the solid foundation of the past few years via intense research, competent stock selection, larger positions in favored stocks and patience. Please keep in mind that Nicholas Company is attempting to achieve reasonable returns in a low risk, conservative manner.

A listing of the Fund's top[ ten holdings and historical record are located on the reverse side of this letter. Thank you for being part of the Nicholas II fund.

                              Sincerely,

                              NICHOLAS II, INC.


Nicholas II, Inc.

TOP TEN PORTFOLIO HOLDINGS
December 31, 1996


                                                        Percentage
                                                            of
          Name                                          Net Assets
         ------                                        ------------
Keane, Inc.                                               5.79%
Health Management Associates, Inc. - Class A              4.19%
Fiserv, Inc.                                              3.01%
Mutual Risk Management Ltd.                               2.92%
Expeditors International of Washington, Inc.              2.90%
General Motors Corporation - Class H                      2.69%
VIVRA Incorporated                                        2.52%
Elan Corporatio, plc                                      2.51%
Kohl's Corporation                                        2.36%
Marshall & Ilsley Corporation                             2.33%

Total of top ten holdings
  as a percent of net assets                             31.22%

--------------------------------------------------------------------
HISTORICAL RECORD

--------------------------------------------------------------------

                                              NET INVESTMENT                        DOLLAR         GROWTH OF
                                   NET            INCOME        CAPITAL GAIN       WEIGHTED        AN INITIAL
                               ASSET VALUE    DISTRIBUTIONS    DISTRIBUTIONS    PRICE/EARNINGS      $10,000
                                PER SHARE       PER SHARE        PER SHARE          RATIO**        INVESTMENT***
                               -----------    --------------   -------------    --------------    -----------
October 17, 1983*............   $10.00         $  --             $  --               --            $ 10,000
September 30, 1986...........    16.90         0.1630            0.0610            15.0 times        17,581
September 30, 1987...........    21.01         0.4200            0.5130            20.9              23,108
September 30, 1988...........    18.58         0.3380            1.3030            15.0              22,766
September 30, 1989...........    21.76         0.3350            0.0800            17.1              27,291
September 30, 1990...........    17.39         0.3124            0.6686            14.8              22,888
September 30, 1991...........    23.87         0.3422            0.1434            17.8              32,250
September 30, 1992...........    24.53         0.2447            0.4042            17.3              34,052
September 30, 1993...........    26.94         0.2350            0.8000            18.1              38,885
September 30, 1994...........    26.71         0.2000            1.4700            18.5              41,020
September 30, 1995...........    30.07         0.2056            1.8944            20.8              50,205
September 30, 1996...........    33.34         0.1750            2.4979            28.9              60,922
December 31, 1996............    30.99         0.8000(a)         3.1600(a)         29.0              62,671

   *Date of Initial Public Offering                            (a) Paid 12/31/96 to shareholders of
  **Based on latest 12 months accomplished earnings                record 12/24/96f
 ***Assuming reinvestment of all distributions

Range in quarter end price/earnings ratios
           High                Low
          ------              -----
12/31/96   29.0     9/30/85    11.7
